                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) SEPTEMBER 27, 1999.
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            First Union Residential Securitization Transactions, Inc.
               (Issuer in respect of the FURST Mortgage Loan Trust
                Mortgage Pass-Through Certificates Series 1999-A)
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             (Exact name of registrant as specified in its charter)


               Delaware              333-3574               56-1967773
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      (State or other jurisdiction   (Commission           (IRS Employer
       of incorporation)             File Number)       Identification No.)


 c/o First Union National Bank, 230 S. Tryon Street, 9th Floor, Charlotte, NC 28288-1179
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               (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (704) 383-9568
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         (Former name or former address, if changed since last report.)

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the SEPTEMBER 1999 payment to the FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.
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20.1 Monthly statement to holders of FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A relating to the SEPTEMBER 27, 1999 Payment Date.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of First Union Residential Securitization Transactions, Inc. by the undersigned thereunto duly authorized.



Dated:  DECEMBER 3, 1999      By:  First Union National Bank, as Trust
                                   Administrator and on behalf of First Union
                                   Residential Securitization Transactions, Inc.

                              BY:  Robert Ashbaugh
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                                   Vice President

                                  EXHIBIT INDEX




20.1 Monthly statement to holders of FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A relating to the SEPTEMBER 27, 1999 Payment Date.